UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025

KINDER MORGAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35081	80-0682103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class P Common Stock	KMI	NYSE
2.250% Senior Notes due 2027	KMI 27A	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

Kinder Morgan, Inc. (“KMI”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on May 15, 2025. At the Annual Meeting, a total of 1,942,512,111 shares of KMI’s common stock entitled to vote were present or represented by proxy, constituting a quorum for the transaction of business.

At the Annual Meeting, KMI stockholders voted on the following proposals: (1) election of eleven nominated directors to the Board; (2) ratification of the selection of PricewaterhouseCoopers LLP as KMI’s independent registered public accounting firm for 2025; and (3) an advisory vote on executive compensation.

Proposal One – Election of Directors

KMI stockholders elected eleven directors, each to serve until KMI’s 2026 annual meeting or, if earlier, the election and qualification of his or her successor.

Nominee	For	Against	Abstain	Broker Non-Votes
Richard D. Kinder	1,577,924,965	78,961,821	1,941,493	283,683,831
Kimberly A. Dang	1,627,805,345	28,632,360	2,390,575	283,683,831
Amy W. Chronis	1,622,372,367	33,828,164	2,627,748	283,683,831
Ted A. Gardner	1,484,655,313	168,358,926	5,814,040	283,683,831
Anthony W. Hall, Jr.	1,562,820,759	92,931,798	3,075,722	283,683,831
Steven J. Kean	1,580,399,335	76,290,406	2,138,539	283,683,831
Michael C. Morgan	1,578,676,465	78,039,719	2,112,096	283,683,831
Arthur C. Reichstetter	1,619,421,839	37,141,502	2,264,939	283,683,831
C. Park Shaper	1,472,647,415	183,960,964	2,219,900	283,683,831
William A. Smith	1,592,544,064	64,010,917	2,273,298	283,683,831
Robert F. Vagt	1,558,888,410	97,692,669	2,247,201	283,683,831

Proposal Two – Ratification of Selection of PricewaterhouseCoopers LLP

KMI stockholders ratified the selection of PricewaterhouseCoopers LLP as KMI’s independent registered public accounting firm for 2025.

For	Against	Abstain	Broker Non-Votes
1,860,913,314	78,869,359	2,729,437	—

Proposal Three – Advisory Vote on Executive Compensation

KMI stockholders approved, on an advisory basis, the compensation of KMI’s named executive officers, as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
1,577,712,928	73,996,677	7,118,633	283,683,831

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

Dated: May 20, 2025	By:	/s/ David P. Michels
David P. Michels Vice President and Chief Financial Officer

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